[VERTEL LOGO APPEARS HERE]

                                                                    EXHIBIT 99.1


                                                                            NEWS

For More Information Contact:
Karin Hollink
Vertel Corporation
(818) 227-5730
investor-relations@vertel.com

Craig Scott
Vertel Corporation
(818) 227-1449
craig-scott@vertel.com

                                                           FOR IMMEDIATE RELEASE

              VERTEL ANNOUNCES FIRST QUARTER 2002 FINANCIAL RESULTS

Woodland Hills, Calif., May 8, 2002 - Vertel Corporation (NASDAQ:VRTL), a leading provider of mediation and connectivity software solutions for the communications industry, today reported consolidated revenue of $2.0 million for the quarter ended March 31, 2002, compared to $2.6 million for the same period in 2001. The Company posted a net loss of $2.4 million, or $0.07 per share for the quarter, compared to a net loss, excluding goodwill amortization of $238,000, of $2.6 million, or $0.09 per share for the same period in 2001. Beginning in the quarter ended March 31, 2002, goodwill amortization has been permanently discontinued as a result of our required adoption of a new accounting principle that requires goodwill to be reviewed for impairment annually, or more frequently if certain indicators arise.

On a sequential quarterly basis, the Company improved net revenues approximately 75 percent, from $1.1 million in the fourth quarter of 2001. Gross profit margins improved to 46.1 percent for the first quarter of 2002, compared to a negative 38.9 percent for the fourth quarter of 2001.

"Operationally, we are heading in the right direction and basically are on plan for the year," said Marc Maassen, President and CEO of Vertel. "Our revenue is beginning to recover while we continue to reduce our expenses, especially from a year ago. We also are seeing improvements in our Professional Services' labor utilization and other

                      Vertel Announces First Quarter 2002 Financial Results  -2-

operational metrics. We continue to streamline the organization to reposition ourselves in the marketplace and to take full advantage of tactical sales opportunities."

On January 3, 2002, the Company received net proceeds of approximately $3.4 million from the sale of a $3.5 million convertible note. The Company ended the first quarter with cash and cash equivalents of $3.6 million. However, the Company will need to secure additional financing early in the third quarter of 2002 to continue to fund its operations for the remainder of the year. "Seeking additional financing remains our highest priority going forward," Maassen said.

Key accomplishments for the first quarter included announcing that Samsung Electronics will incorporate the Company's mediation platform into Samsung's wireless base station management systems. In addition, Samsung will use the same technology, configured for the embedded market, to deliver multi-protocol capability with their wireless network devices.

The Company also announced the availability of e*ORB(TM) C Edition 2.0 software. The software is compliant with the latest Object Management Group (OMG) CORBA
2.4.2 minimum CORBA(R) standards. The new software release is being tested by General Dynamics Decision Systems, a business unit of General Dynamics (NYSE:
GD), for applications in its digital signal processing (DSP) markets.

About Vertel

Vertel is a leading provider of mediation and connectivity software solutions for the communications industry. Vertel provides high performance, mediation solutions for diverse network systems and applications enabling customers to quickly and cost effectively offer new services while leveraging existing network investments.

Vertel's embedded connectivity products provide software-to-software communication for connecting OSS management systems together and enabling the flow of network data between devices, systems, and network-based applications.

                     Vertel Announces First Quarter 2002 Financial Results   -3-


Vertel also offers Vertel*Exchange, which provides pre-packaged service assurance mediation functionality to telecommunications service providers and corporate enterprise networks. Vertel's product offerings are multi-technology and multi-vendor compatible. Vertel also develops communications software solutions that fit individual customer requirements through its Professional Services organization.

For more information on Vertel or its products, contact Vertel at 21300 Victory Boulevard, Suite 700, Woodland Hills, Calif. 91367; telephone: (818) 227-1400; fax: (818) 598-0047 or visit www.vertel.com.


Note: Vertel and e*ORB are trademarks of Vertel Corporation. All other trademarks are the property of their respective owners.

Safe Harbor Statement: Except for the historical information presented, the matters discussed in this news release are forward looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties. These uncertainties include factors that affect all businesses operating in a global market, as well as matters specific to the Company and the markets it serves. Particular risks and uncertainties facing the company at the present include the Company's ability, including financial ability, to continue to invest in research and development necessary for the development of new and existing products that are required to increase revenues; ability to raise additional capital, in particular the ability to secure additional financing to fund the Company's operations for the remainder of 2002; the financial uncertainties associated with continuing losses; the timely and successful development of existing and new markets; the fact that some of our products are relatively new and, although we see developing market interest, it is difficult to predict sales for newer products and the market may or may not ultimately adopt these technologies; the length of the Company's sales cycle for its products, making initial license sales and future royalties difficult to forecast; the severe impact that the slowdown in the U.S. economy has had on the telecommunications industry, forcing a number of service providers to cease operations; additional difficulty in predicting royalty revenue because that revenue is dependent on successful development and deployment by our customers of their products containing our software; fluctuation from quarter to quarter in revenue from our professional service unit as a result of a limited number of large consulting contracts; loss of key customer, partner or alliance relationships and the possibility that the Company may not be able to replace the loss of a significant customer; the dependence on a limited number of customers for a significant portion of the Company's quarterly license revenues; size and timing of license fees closed during the quarter which may result in large swings in quarterly operating results and the likely continued significant percentage of quarterly revenues recorded in the last month of the quarter, frequently in the last weeks or even days of a quarter, which further adds to the difficulty of forecasting and leads to a substantial

                      Vertel Announces First Quarter 2002 Financial Results  -4-

risk of variance from actual results; and the Company's ability to control expenditures at a level consistent with revenues.

Additionally, more general risk factors include the possible development and introduction of competitive products and new and alternative technologies by the Company's competitors; the increasing sales and marketing costs of attracting new and retaining existing customers; pricing, currency and exchange risks; governmental and regulatory developments affecting the Company and its customers; the ability to identify, conclude, and integrate acquisitions on a timely basis; the ability to attract and/or retain essential technical or other personnel; political and economic uncertainties associated with conducting business on a worldwide basis. Readers are cautioned not to place undue reliance on any forward-looking statement and to recognize that the statements are not predictions of actual future results. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the risks and uncertainties referred to above, as well as others not now anticipated. Further risks inherent in the Company's business are listed under "Risk Factors" in Part I, Item I of Vertel's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

The foregoing statements and risk factors are not exclusive and further information concerning the Company and its business, including factors that potentially could materially affect the Company's financial results, may emerge from time to time. It is not possible for management to predict all risk factors or to assess the impact of such risk factors on the Company's business. The Company undertakes no obligation to revise or publicly release the results of any revision to the forward-looking statements.

                                     # # #

                            FINANCIAL TABLES FOLLOW

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                     Vertel Announces First Quarter 2002 Financial Results   -5-


VERTEL CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)



                                                                                     March 31,            December 31,
                               ASSETS                                                 2002                   2001
                                                                                    --------               --------
Current assets:
     Cash and cash equivalents........................................               $ 3,588                $ 2,851
     Trade accounts receivable (net of allowances of $461 as of
           March 31, 2002 and $487 as of December 31, 2001)...........                 2,262                  2,316
     Prepaid expenses and other current assets........................                   711                    221
                                                                                    --------               --------
          Total current assets........................................                 6,561                  5,388
Property and equipment, net...........................................                   328                    456
Investments...........................................................                    46                     75
Goodwill, net.........................................................                 8,546                  8,546
Other assets..........................................................                   424                    365
                                                                                    --------               --------
                                                                                    $ 15,905               $ 14,830
                                                                                    ========               ========



                LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Accounts payable.................................................                 $ 488                  $ 439
     Accrued wages and related liabilities............................                   998                  1,024
     Accrued restructuring expenses...................................                    35                    145
     Accrued taxes payable............................................                   391                    374
     Other accrued liabilities........................................                 1,135                  1,371
     Deferred revenue.................................................                 1,413                    933
     Warrant obligation...............................................                   269                     --
                                                                                    --------               --------
          Total current liabilities...................................                 4,729                  4,286
                                                                                    --------               --------

     Long term liabilities............................................                   826                     --
                                                                                    --------               --------
          Total liabilities...........................................                 5,555                  4,286
                                                                                    --------               --------

Shareholders' equity:
     Preferred stock, par value $.01, 2,000,000 shares authorized;
          none issued and outstanding
     Common stock, par value $.01, 100,000,000 shares authorized;
          shares issued and outstanding: 2002, 33,261,969;
                  2001, 32,891,689....................................                   333                    329
         Additional paid-in capital...................................                95,350                 93,105
         Accumulated deficit..........................................               (85,045)               (82,640)
     Accumulated  other comprehensive loss ...........................                  (288)                  (250)
                                                                                    --------               --------
          Total shareholders' equity..................................                10,350                 10,544
                                                                                    --------               --------
                                                                                    $ 15,905               $ 14,830
                                                                                    ========               ========

                     Vertel Announces First Quarter 2002 Financial Results   -6-



VERTEL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)



                                                                                     Three Month Period Ended
                                                                            ----------------------------------------
                                                                                March 31,            March 31,
                                                                                   2002                 2001
                                                                            -----------------     ------------------
Net revenues:
    License.............................................................         $ 1,259                $ 1,336
    Service and other...................................................             743                  1,262
                                                                                --------               --------
          Net revenues..................................................           2,002                  2,598
                                                                                --------               --------

Cost of revenues:
    License.............................................................              39                    174
    Service and other...................................................           1,039                  1,772
                                                                                --------               --------
          Total cost of revenues........................................           1,078                  1,946
                                                                                --------               --------

Gross profit............................................................             924                    652
                                                                                --------               --------

Operating expenses:
    Research and development............................................           1,289                    860
    Sales and marketing.................................................           1,273                  1,782
    General and administrative..........................................             791                    883
    Goodwill amortization...............................................              --                    238
                                                                                --------               --------
         Total operating expenses.......................................           3,353                  3,763
                                                                                --------               --------

Operating loss..........................................................          (2,429)                (3,111)
Other income, net.......................................................              47                    174
                                                                                --------               --------
Loss before provision for income taxes..................................          (2,382)                (2,937)
Income tax benefit (provision)..........................................             (23)                    86
                                                                                --------               --------
Net loss................................................................          (2,405)                (2,851)
Other comprehensive expense.............................................             (38)                  (173)
                                                                                --------               --------
Comprehensive loss......................................................         $(2,443)               $(3,024)
                                                                                 ========               ========

Basic and diluted net loss per common share.............................          ($0.07)                ($0.10)
                                                                                 ========               =======

Weighted average shares outstanding used in
      net loss per common share calculations - basic and diluted........          33,130                 28,354